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                                                                    EXHIBIT 10.4

                                 PROMISSORY NOTE


DATE:      MARCH 12, 1999                                          $  50,000,000

FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower"), HEREBY PROMISES TO PAY to the order of Centric Capital Corporation (hereinafter called the "Lender") the entire Stated Amount (as such term is defined in the Loan Agreement hereinafter referred to) of each Advance (as defined below) on the date mutually agreed to by the Lender and the Borrower at the time of such Advance as the maturity date thereof. Any overdue amount hereunder and any overdue amount of fees or other amounts payable under the Loan Agreement referred to below shall bear interest, payable on demand, at a fluctuating interest rate per annum equal to the Prime Rate plus 2%. As used herein, "Prime Rate" shall mean the prime rate of U.S. money center commercial banks as published in the Wall Street Journal. Changes in the Prime Rate shall be effective as of the day of each such change.

         The Borrower shall have no right to prepay all or any portion of any Advance or the Stated Amount thereof.

         The Borrower shall make each payment of principal and interest hereunder prior to 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to the Lender's account, *. Whenever any payment to be made hereunder shall be otherwise due on a day other than a Business Day (as defined in the Loan Agreement) such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

         The Borrower hereby authorizes the Lender to endorse on the grid attached hereto the date and Stated Amount of each Advance made by the Lender to the Borrower hereunder, the maturity date thereof, the rate of discount applicable thereto, the Discounted Proceeds and the Discount Amount (as such terms are defined in the Loan Agreement referred to below) thereof, and all payments made on account thereof, provided that the failure to do so shall not affect the obligation of the Borrower to the Lender.

         The Borrower also agrees to pay on demand all costs and expenses (including fees and expenses of counsel) incurred by the Lender in enforcing this Promissory Note.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         This Promissory Note is the "grid" promissory note referred to in, and is entitled to the benefits of, the Loan Agreement dated March 12, 1999 (the "Loan Agreement" ), between the Borrower and the Lender, which Loan Agreement, among other things, sets forth procedures to be used in connection with the Borrower's periodic requests that the Lender make advances on a discounted basis (the "Advances") to the Borrower from time to time in an aggregate Stated Amount not to exceed at any time outstanding the amount first above mentioned.

         IN WITNESS WHEREOF, the Borrower has signed this Note by its undersigned officer duly authorized to do so, the day and year first above written.

                               PAXAR CORPORATION

                               By:/s/ Daniel S. Bishop    V.P.
                                  ----------------------------------------------
                                      and
                                  /s/ John P. Jordan, Vice President & Treasurer
                                  ----------------------------------------------

------------
* The Company will furnish this information to the Securities and Exchange Commission on request.


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                                      GRID

Date of           Stated            Maturity of      Rate of           Discounted       Discounted      Date Payment
Advance           Amount            Advance          Discount          Proceeds         Amount                Received
======================================================================================================================


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


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